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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 14, 2000





                          INTERSIL HOLDING CORPORATION
    ------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                 000-29617           59-3590018
(State or other jurisdiction of    (Commission File     (I.R.S. Employer
incorporation or organization)          Number)         Identification No.)


                              2401 Palm Bay Road NE
                               Palm Bay, FL 32905
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (321) 724-7000



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Item  8.          Change In Fiscal Year

                  On March 14, 2000, the Board of Directors of Intersil Holding Corporation, the parent company of Intersil Corporation (collectively, the "Company"), approved a change in the Company's fiscal year end from the Friday closest to June 30 to the Friday closest to December 31. The Company's current fiscal year will end June 30, 2000. The Company intends to file a Form 10-K for a six-month transition period from July 1, 2000 to December 29, 2000, and will begin its first full fiscal year on the new basis starting December 30, 2000.

                                    Signature

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERSIL HOLDING  CORPORATION


Date:   March 29, 2000                    By:      /s/  Daniel J. Heneghan
                                                   -----------------------
                                                   Daniel J. Heneghan
                                                   Chief Financial Officer